Fidelity®

Magellan®

Fund

Semiannual Report

September 30, 2002

(2_fidelity_logos) (Registered_Trademark)

Contents

President's Message	<Click Here>	Ned Johnson on investing strategies.
Performance	<Click Here>	How the fund has done over time.
Fund Talk	<Click Here>	The manager's review of fund performance, strategy and outlook.
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Accountants	<Click Here>	The auditors' opinion.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.

(Recycle graphic)   This report is printed on recycled paper using soy-based inks.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the FDIC, the Federal Reserve Board or any other agency, and are subject to investment risks, including the possible loss of principal amount invested.

Neither the fund nor Fidelity Distributors Corporation is a bank.

For more information on any Fidelity fund, including charges and expenses, call 1-800-544-6666 for a free prospectus. Read it carefully before you invest or send money.

Annual Report

President's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

The Dow Jones Industrial AverageSM - often used as a gauge of U.S. stock market performance - fell to its lowest point in four years during September 2002. The third quarter was the average's worst three-month stretch since the final quarter of 1987, and the Dow had its worst September since 1937. With equities in disarray, investors flocked to U.S. Treasury bonds, pushing yields of the bellwether 10-year Treasury note to 40-year lows.

While it's impossible to predict the future direction of the markets with any degree of certainty, there are certain basic principles that can help investors plan for their future needs.

First, investors are encouraged to take a long-term view of their portfolios. If you can afford to leave your money invested through the inevitable up and down cycles of the financial markets, you will greatly reduce your vulnerability to any single decline. We know from experience, for example, that stock prices have gone up over longer periods of time, have significantly outperformed other types of investments and have stayed ahead of inflation.

Second, you can further manage your investing risk through diversification. A stock mutual fund, for instance, is already diversified, because it invests in many different companies. You can increase your diversification further by investing in a number of different stock funds, or in such other investment categories as bonds. If you have a short investment time horizon, you might want to consider moving some of your investment into a money market fund, which seeks income and a stable share price by investing in high-quality, short-term investments. Of course, it's important to remember that an investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these types of funds.

Finally, no matter what your time horizon or portfolio diversity, it makes good sense to follow a regular investment plan, investing a certain amount of money in a fund at the same time each month or quarter and periodically reviewing your overall portfolio. By doing so, you won't get caught up in the excitement of a rapidly rising market, nor will you buy all your shares at market highs. While this strategy - known as dollar cost averaging - won't assure a profit or protect you from a loss in a declining market, it should help you lower the average cost of your purchases. Of course, you should consider your financial ability to continue your purchases through periods of low price levels before undertaking such a strategy.

If you have questions, please call us at 1-800-544-6666, or visit our web site at www.fidelity.com. We are available 24 hours a day, seven days a week to provide you the information you need to make the investments that are right for you.

Best regards,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Semiannual Report

Performance: The Bottom Line

There are several ways to evaluate a fund's historical performance. You can look at cumulative total returns, average annual returns, or the growth of a hypothetical investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value). The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Cumulative Total Returns

Periods ended September 30, 2002	Past 6 months	Past 1 year	Past 5 years	Past 10 years
Fidelity ® Magellan ®	-27.84%	-21.06%	-6.06%	135.06%
Fidelity Magellan (incl. 3.00% sales charge)	-30.00%	-23.43%	-8.88%	128.01%
S&P 500 ®	-28.36%	-20.49%	-7.88%	136.69%
Growth Funds Average	-28.40%	-19.63%	-13.34%	113.20%
Large Cap Core Funds Average	-27.95%	-20.41%	-12.87%	112.55%

Cumulative total returns show the fund's performance in percentage terms over a set period - in this case, six months, one year, five years or 10 years. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's returns to the performance of the Standard & Poor's 500SM Index (S&P 500®) - a market capitalization-weighted index of common stocks. You can also compare the fund's performance to the performance of mutual funds tracked by Lipper Inc. and grouped by similar objectives and by portfolio characteristics and capitalization. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

Average Annual Total Returns

Periods ended September 30, 2002	Past 1 year	Past 5 years	Past 10 years
Fidelity Magellan	-21.06%	-1.24%	8.92%
Fidelity Magellan (incl. 3.00% sales charge)	-23.43%	-1.84%	8.59%
S&P 500	-20.49%	-1.63%	9.00%
Growth Funds Average	-19.63%	-3.26%	7.33%
Large Cap Core Funds Average	-20.41%	-2.89%	7.66%

Average annual total returns take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

Semiannual Report

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity ® Magellan® Fund on September 30, 1992, and the current 3.00% sales charge was paid. The chart shows how the value of your investment would have grown, and also shows how the S&P 500 Index did over the same period.

3

Understanding Performance

How a fund did yesterday is no guarantee of how it will do tomorrow. The stock market, for example, has a history of long-term growth and short-term volatility. In turn, the share price and return of a fund that invests in stocks will vary. When you sell your shares, they could be worth more or less than what you paid for them.

Semiannual Report

Fund Talk: The Manager's Overview

Market Recap

The stock market's disappointing performance during the six-month period ending September 30, 2002, is noteworthy for its breadth: Four of the most recognized equity benchmarks fell more than 26%. The market's broad-based weakness was further illustrated by declines of more than 19% for all seven of the major equity market sectors followed by Wall Street. The blue chips' Dow Jones Industrial AverageSM dropped 26.22%, while the tech-heavy NASDAQ Composite® Index, the large-cap Standard & Poor's 500SM Index and the small-cap-oriented Russell 2000® Index fell 36.36%, 28.36% and 27.97%, respectively. The scope of the market's weakness hurt even those investors who had previously found significantly better returns in small- and mid-cap value stocks - the only two categories identified by market capitalization and style to generate positive returns since early 2000. These pockets of safety vanished during the past six months, as the small-cap value-oriented Russell 2000® Value Index tumbled 22.96%, while the Russell Midcap Value Index fell 21.79%. The stock market's six-month decline was prompted by a host of factors, including slow and uneven economic growth, meager corporate profits, unprecedented levels of questionable corporate accounting, a possible double-dip recession, concerns about future terrorist incidents and the possibility of another war with Iraq.

(Portfolio Manager photograph)
An interview with Robert Stansky, Portfolio Manager of Fidelity Magellan Fund

Q. Bob, how did the fund perform?

A. During the six-month period ending September 30, 2002, the fund had a total return of -27.84%, slightly edging the fund's benchmark index - the Standard & Poor's 500 Index - which returned -28.36% during the period. The fund also slightly topped the Lipper Inc. growth funds average, which was -28.40%. For the 12 months ending September 30, 2002, the fund returned -21.06%, while the S&P 500 returned -20.49% and the average return of growth funds tracked by Lipper was -19.63%.

Q. What forces were at work that led the market to continue this downward spiral during the past six months?

A. As I've said many times in these reports, stock prices tend to follow corporate earnings over time. During the period, we saw a steady softening of earnings power on the part of U.S. companies. The consumer hung in there pretty well in terms of spending, but businesses spent very little. In fact, cost cutting was the dominant theme as the economy stagnated. Businesses across all sectors reduced headcount and clamped down on spending of all types. We did see some rays of optimism over the summer as low interest rates spurred strong housing and auto sales, and corporations began rebuilding depleted inventories. However, demand for housing and autos turned spotty as we neared the end of the period, and that helped spur the second leg of the market sell-off. In fact, all of the major sectors that make up the S&P 500 finished the six-month period in negative territory, which speaks to the lack of refuge in the market.

Semiannual Report

Fund Talk: The Manager's Overview - continued

Q. How did you position the fund in the face of these dynamics?

A. I positioned the fund somewhat offensively as well as defensively. The encouraging economic activity I just referenced in mid-summer led me to believe that we might be on the cusp of a turn in the economy, which led me to purchase some economically sensitive stocks. However, in the end, traditionally defensive positioning helped most. For example, the fund remained underweighted in the technology, utilities and telecommunications sectors during the period, which helped performance relative to the S&P 500. These are areas in which earnings were particularly sluggish, and dramatic declines in stock prices reflected that. I just haven't yet seen any sign of a resumption of corporate spending on new technology, which is a key catalyst for any potential recovery in that sector.

Q. Consumer staples stocks - which traditionally perform well during tough times - held up the best of all the S&P 500 sectors during the period. How was the fund positioned in that sector?

A. The fund remained underweighted in consumer staples stocks relative to the S&P 500 during the period. It's true that investors tend to gravitate toward the steady predictability of these companies' earnings streams during declining markets. And they did so during the period. However, my concern was the valuations of these stocks relative to the overall market. I felt that the prices of stocks such as Anheuser-Busch and Procter & Gamble were high relative to their earnings, which led me to underweight them relative to the index. As it turned out, that was detrimental to the fund's performance.

Q. The largest sector represented in the fund remained finance, which comprised 24.4% of the fund's net assets as of September 30. How did those companies perform?

A. This sector includes a wide range of companies with differing businesses. Broadly speaking, companies that had the most direct exposure to the U.S. capital markets, such as the brokerage firms, tended to suffer most. Large global banks such as Citigroup also experienced disappointing earnings due to instability in Brazil and Argentina - to the extent the banks had exposure there - and to other factors. That said, the fund benefited from overweighting certain bank stocks, such as Wells Fargo and Bank of America, both of which have less direct exposure to the equity markets than the brokerage firms. Also, Bank of America has been making internal improvements to its operations and regaining momentum, while Wells Fargo has continued to post steady earnings growth. A key variable for the brokerage firms the fund owns - such as Morgan Stanley and Goldman Sachs - is how well they're managing their businesses at the bottom of this market cycle. Based on history, brokerage stocks may rise prior to, and in anticipation of, a broad upturn in the stock market. To the extent these firms do a good job of navigating the tough times, they may be able to command higher stock valuations from investors on the way back up.

Semiannual Report

Q. What other stock picks helped performance relative to the index?

A. On average, the fund held three times the weighting of Viacom than the S&P 500 during the period, which helped performance. The stock held up better than most due to an anticipated recovery in media spending and the company's solid entertainment properties. Despite tough sledding in the health care sector generally, the earnings of hospital and HMO stocks held up pretty well. The fund benefited from overweighted positions in UnitedHealth Group, an HMO, and in Cardinal Health, which is a distributor of pharmaceutical and other health care products. At the same time, there were other hospital companies that the fund didn't own - such as Tenet Healthcare and HCA - that performed relatively well, and held back the fund's performance relative to the S&P 500.

Q. Which other stock picks detracted from performance?

A. The fund had relatively large positions in certain consumer discretionary stocks, such as Best Buy and Home Depot, both of which suffered from a perceived slowdown in consumer spending. An overweighted position in conglomerate Tyco International relative to the index detracted from performance as well. The company's troubles have been well documented. However, the fund remained invested in the stock as I continued to believe that new management eventually would be able to tap the company's true earnings potential.

Q. What's your outlook, Bob? Any improvement in sight?

A. I don't see concrete signs of economic improvement yet. Companies have maintained limited ability to raise prices on their goods and services due to excess capacity. In addition, companies are focused on running their businesses with little or no increases in expenses, while at the same time trying to generate revenues. For example, we've seen certain companies actually increasing their spending on advertising in an attempt to jump-start consumer interest in buying their products. At the same time, there just isn't sufficient demand evident yet to warrant a substantial rebuilding of inventory and return to meaningful capital spending. Companies will spend money eventually, though, and lots of stocks are down considerably from their highs of the past few years. If these companies can show they've cut costs and at least keep earnings flat, they'll build a solid base from which to launch a recovery.

Semiannual Report

Fund Talk: The Manager's Overview - continued

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Fund Facts

Goal: to increase the value of the fund's shares by investing primarily in common stocks

Fund number: 021

Trading symbol: FMAGX

Start date: May 2, 1963

Size: as of September 30, 2002, more than $53.3 billion

Manager: Robert Stansky, since 1996; manager, Fidelity Growth Company Fund and Fidelity Advisor Equity Growth Fund, 1987-1996; Fidelity Emerging Growth Fund, 1990-1991; Fidelity Select Defense and Aerospace Portfolio, 1984-1985; joined Fidelity in 1983

3

Bob Stansky on the market, profits and potential improvement:

"Six months ago, I questioned whether the economy could fulfill the market's expectations of better times, as stock prices had hung pretty tough to that point. It didn't, as it turned out, and steadily falling stock prices have reflected that. Earnings have deteriorated, and there's been very little capital spending and plenty of headcount reductions everywhere. Capital spending likely will remain tight until profits begin to improve. In order for companies to begin spending in a meaningful way, there must be better capacity utilization. In other words, there has to be enough demand for companies to begin rebuilding inventories in anticipation of higher revenues.

"I don't know when the inflection point of needing more capacity will come. I do know, however, that the stock market likely will move upward ahead of the earliest signs of recovery. The market typically is very intuitive that way. That puts the fund and myself in an interesting spot. As I don't yet see many signs of improvement, I want the fund to continue to own some of the traditionally defensive stocks. However, at the same time, I want the fund to take full advantage of buying more economically sensitive stocks while they're down. The next six months likely will provide some of the answers I'm looking for."

Semiannual Report

Investment Changes

Top Ten Stocks as of September 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	4.0	4.4
Citigroup, Inc.	3.6	4.5
Viacom, Inc. Class B (non-vtg.)	3.5	2.8
American International Group, Inc.	3.4	2.7
Microsoft Corp.	3.3	3.0
Wal-Mart Stores, Inc.	2.9	2.4
Pfizer, Inc.	2.6	2.4
Exxon Mobil Corp.	2.5	2.6
Wells Fargo & Co.	2.2	1.6
Bank of America Corp.	2.1	1.4
	30.1
Top Five Market Sectors as of September 30, 2002
	% of fund's net assets	% of fund's net assets 6 months ago
Financials	24.4	20.8
Consumer Discretionary	18.6	17.5
Health Care	13.2	11.6
Information Technology	10.1	13.2
Consumer Staples	8.7	7.0
Asset Allocation (% of fund's net assets)
As of September 30, 2002 *		As of March 31, 2002 **
	Stocks 96.0%		Stocks 92.9%
	Short-Term Investments and Net Other Assets 4.0%		Short-Term Investments and Net Other Assets 7.1%
* Foreign investments	2.5%	** Foreign investments	2.6%

Semiannual Report

Investments September 30, 2002

Showing Percentage of Net Assets

Common Stocks - 96.0%
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - 18.6%
Hotels, Restaurants & Leisure - 0.9%
Extended Stay America, Inc. (a)(c)	5,859,603	$ 74,417
Harrah's Entertainment, Inc. (a)	200,000	9,642
Marriott International, Inc. Class A	300,000	8,697
McDonald's Corp.	11,494,800	202,998
MGM Mirage, Inc. (a)	500,000	18,650
Park Place Entertainment Corp. (a)	4,029,200	32,032
Starwood Hotels & Resorts Worldwide, Inc. unit	4,673,827	104,226
		450,662
Household Durables - 0.4%
Black & Decker Corp.	1,500,000	62,895
Centex Corp.	600,000	26,610
Leggett & Platt, Inc.	6,100,000	120,719
Maytag Corp.	200,000	4,636
		214,860
Internet & Catalog Retail - 0.1%
Amazon.com, Inc. (a)	2,500,000	39,825
USA Interactive (a)	1,500,000	29,070
		68,895
Media - 7.9%
AOL Time Warner, Inc. (a)	39,886,854	466,676
Clear Channel Communications, Inc. (a)	16,832,854	584,942
Comcast Corp. Class A (special) (a)	7,350,000	153,321
Cox Communications, Inc. Class A (a)	3,289,400	80,886
EchoStar Communications Corp. Class A (a)	2,400,000	41,520
Fox Entertainment Group, Inc. Class A (a)	2,000,000	44,060
Gannett Co., Inc.	1,692,300	122,150
McGraw-Hill Companies, Inc.	2,526,000	154,642
News Corp. Ltd. ADR	3,900,000	75,075
Omnicom Group, Inc.	3,401,576	189,400
Tribune Co.	1,733,922	72,495
Univision Communications, Inc. Class A (a)	2,090,000	47,652
Viacom, Inc. Class B (non-vtg.) (a)	46,639,937	1,891,249
Walt Disney Co.	20,301,500	307,365
		4,231,433
Multiline Retail - 4.3%
Costco Wholesale Corp. (a)	2,600,000	84,162
Federated Department Stores, Inc. (a)	1,447,300	42,609
Kohl's Corp. (a)	5,500,000	334,455
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER DISCRETIONARY - continued
Multiline Retail - continued
Target Corp.	9,900,000	$ 292,248
Wal-Mart Stores, Inc.	30,887,840	1,520,917
		2,274,391
Specialty Retail - 4.4%
AutoNation, Inc. (a)	9,230,427	106,335
Best Buy Co., Inc. (a)	10,898,900	243,154
Gap, Inc.	10,629,300	115,328
Home Depot, Inc.	27,662,500	721,991
Limited Brands, Inc.	10,000,000	143,400
Lowe's Companies, Inc.	12,915,000	534,681
Office Depot, Inc. (a)	11,643,800	143,684
PETsMART, Inc. (a)	1,217,000	21,675
Staples, Inc. (a)	17,500,000	223,825
TJX Companies, Inc.	5,600,000	95,200
Williams-Sonoma, Inc. (a)	500,000	11,815
		2,361,088
Textiles Apparel & Luxury Goods - 0.6%
Coach, Inc. (a)	1,000,000	25,600
Liz Claiborne, Inc.	5,095,600	127,135
NIKE, Inc. Class B	3,398,500	146,747
Polo Ralph Lauren Corp. Class A (a)	1,633,700	33,948
		333,430
TOTAL CONSUMER DISCRETIONARY		9,934,759
CONSUMER STAPLES - 8.7%
Beverages - 3.0%
Anheuser-Busch Companies, Inc.	1,683,200	85,170
PepsiCo, Inc.	13,724,300	507,113
The Coca-Cola Co.	20,766,100	995,942
		1,588,225
Food & Drug Retailing - 0.6%
CVS Corp.	12,048,686	305,434
Safeway, Inc. (a)	1,314,400	29,311
		334,745
Food Products - 0.2%
Kraft Foods, Inc. Class A	3,255,400	118,692
Common Stocks - continued
	Shares	Value (Note 1) (000s)
CONSUMER STAPLES - continued
Household Products - 2.1%
Colgate-Palmolive Co.	2,500,000	$ 134,875
Kimberly-Clark Corp.	5,900,000	334,176
Procter & Gamble Co.	7,500,000	670,350
		1,139,401
Personal Products - 0.9%
Avon Products, Inc.	2,546,000	117,371
Gillette Co.	11,606,200	343,544
		460,915
Tobacco - 1.9%
Philip Morris Companies, Inc.	25,900,000	1,004,920
TOTAL CONSUMER STAPLES		4,646,898
ENERGY - 8.6%
Energy Equipment & Services - 1.8%
Baker Hughes, Inc.	7,221,000	209,626
BJ Services Co. (a)	500,000	13,000
Cooper Cameron Corp. (a)	1,795,500	74,980
Halliburton Co.	10,499,600	135,550
Nabors Industries Ltd. (a)	1,200,000	39,300
Noble Corp. (a)	300,000	9,300
Schlumberger Ltd. (NY Shares)	9,388,100	361,066
Smith International, Inc. (a)	278,600	8,166
Transocean, Inc.	1,512,563	31,461
Weatherford International Ltd. (a)	1,520,000	56,453
		938,902
Oil & Gas - 6.8%
Anadarko Petroleum Corp.	3,910,000	174,151
Apache Corp.	1,855,686	110,321
BP PLC sponsored ADR	5,368,842	214,217
Burlington Resources, Inc.	2,265,925	86,921
ChevronTexaco Corp.	14,497,100	1,003,924
ConocoPhillips	4,752,059	219,735
Devon Energy Corp.	721,600	34,817
Exxon Mobil Corp.	42,010,336	1,340,130
Occidental Petroleum Corp.	3,021,400	85,747
Premcor, Inc.	95,000	1,491
Common Stocks - continued
	Shares	Value (Note 1) (000s)
ENERGY - continued
Oil & Gas - continued
Royal Dutch Petroleum Co. (NY Shares)	6,932,700	$ 278,487
Shell Transport & Trading Co. PLC (Reg.)	12,827,100	76,364
		3,626,305
TOTAL ENERGY		4,565,207
FINANCIALS - 24.4%
Banks - 7.3%
Bank of America Corp.	17,301,954	1,103,865
Bank of New York Co., Inc.	1,654,400	47,547
Bank One Corp.	10,926,900	408,666
Charter One Financial, Inc.	2,399,355	71,309
Comerica, Inc.	2,321,000	111,919
FleetBoston Financial Corp.	11,873,683	241,392
Mellon Financial Corp.	1,900,000	49,267
PNC Financial Services Group, Inc.	792,800	33,432
Synovus Financial Corp.	3,259,775	67,217
U.S. Bancorp, Delaware	8,110,674	150,696
Wachovia Corp.	13,322,994	435,529
Wells Fargo & Co.	24,455,000	1,177,753
		3,898,592
Diversified Financials - 11.9%
American Express Co.	17,383,300	542,011
Charles Schwab Corp.	5,925,000	51,548
Citigroup, Inc.	64,255,653	1,905,180
Fannie Mae	17,081,100	1,017,009
Freddie Mac	14,711,600	822,378
Goldman Sachs Group, Inc.	6,948,500	458,809
Household International, Inc.	9,820,395	278,015
J.P. Morgan Chase & Co.	13,083,100	248,448
Lehman Brothers Holdings, Inc.	1,100,000	53,955
MBNA Corp.	7,799,950	143,363
Merrill Lynch & Co., Inc.	6,992,900	230,416
Morgan Stanley	15,250,970	516,703
Nomura Holdings, Inc.	5,990,000	78,728
		6,346,563
Insurance - 4.9%
ACE Ltd.	1,000,000	29,610
AFLAC, Inc.	5,997,000	184,048
Common Stocks - continued
	Shares	Value (Note 1) (000s)
FINANCIALS - continued
Insurance - continued
Allstate Corp.	2,000,000	$ 71,100
American International Group, Inc.	32,858,570	1,797,364
Berkshire Hathaway, Inc. Class A (a)	557	41,162
Hartford Financial Services Group, Inc.	1,400,000	57,400
MetLife, Inc.	5,000,000	113,800
Principal Financial Group, Inc.	663,800	17,378
The Chubb Corp.	1,100,000	60,313
Travelers Property Casualty Corp.:
Class A	9,484,131	125,191
Class B (a)	5,925,605	80,173
W.R. Berkley Corp.	950,000	32,300
XL Capital Ltd. Class A	300,000	22,050
		2,631,889
Real Estate - 0.3%
Equity Office Properties Trust	2,886,400	74,527
Equity Residential Properties Trust (SBI)	2,543,000	60,879
Host Marriott Corp.	4,000,000	37,120
		172,526
TOTAL FINANCIALS		13,049,570
HEALTH CARE - 13.2%
Biotechnology - 0.4%
Amgen, Inc. (a)	637,230	26,572
Biogen, Inc. (a)	1,300,000	38,051
Charles River Labs International, Inc. (a)	783,100	30,737
Genzyme Corp. - General Division (a)	1,300,000	26,793
Gilead Sciences, Inc. (a)	3,000,000	100,590
		222,743
Health Care Equipment & Supplies - 0.8%
Baxter International, Inc.	1,400,000	42,770
Boston Scientific Corp. (a)	500,000	15,780
Medtronic, Inc.	9,200,000	387,504
Zimmer Holdings, Inc. (a)	90	3
		446,057
Health Care Providers & Services - 3.0%
Aetna, Inc.	798,700	28,601
Cardinal Health, Inc.	11,175,336	695,106
Express Scripts, Inc. (a)	1,900,000	103,588
Common Stocks - continued
	Shares	Value (Note 1) (000s)
HEALTH CARE - continued
Health Care Providers & Services - continued
HealthSouth Corp. (a)	2,000,000	$ 8,300
McKesson Corp.	642,100	18,191
UnitedHealth Group, Inc.	7,203,300	628,272
Wellpoint Health Networks, Inc. (a)	1,242,600	91,083
		1,573,141
Pharmaceuticals - 9.0%
Abbott Laboratories	10,346,500	417,999
Allergan, Inc.	250,000	13,600
Bristol-Myers Squibb Co.	18,276,900	434,990
Johnson & Johnson	17,620,200	952,900
Merck & Co., Inc.	17,581,700	803,660
Pfizer, Inc.	47,977,975	1,392,321
Pharmacia Corp.	4,332,800	168,459
Schering-Plough Corp.	14,988,000	319,544
Teva Pharmaceutical Industries Ltd. sponsored ADR	500,000	33,500
Wyeth	8,828,500	280,746
		4,817,719
TOTAL HEALTH CARE		7,059,660
INDUSTRIALS - 8.3%
Aerospace & Defense - 0.8%
Boeing Co.	777,200	26,526
Honeywell International, Inc.	6,276,937	135,958
Lockheed Martin Corp.	3,600,000	232,812
United Technologies Corp.	800,000	45,192
		440,488
Building Products - 0.2%
Masco Corp.	5,465,200	106,845
Commercial Services & Supplies - 1.2%
Automatic Data Processing, Inc.	1,900,000	66,063
Cendant Corp. (a)	10,300,000	110,828
Ceridian Corp. (a)	1,140,200	16,248
ChoicePoint, Inc. (a)	789,066	28,122
First Data Corp.	7,450,000	208,228
Ionics, Inc.	625,000	14,881
Manpower, Inc.	2,905,900	85,259
Paychex, Inc.	600,000	14,562
Pitney Bowes, Inc.	812,600	24,776
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INDUSTRIALS - continued
Commercial Services & Supplies - continued
Republic Services, Inc. (a)	3,500,000	$ 65,800
Total System Services, Inc.	700,000	9,205
		643,972
Electrical Equipment - 0.2%
Aura Systems, Inc. warrants 5/31/05 (a)	37	0
Emerson Electric Co.	2,732,400	120,062
		120,062
Industrial Conglomerates - 5.2%
3M Co.	1,715,320	188,634
General Electric Co.	85,838,400	2,115,918
Tyco International Ltd.	32,369,755	456,414
		2,760,966
Machinery - 0.7%
Danaher Corp.	1,362,300	77,447
Illinois Tool Works, Inc.	3,460,000	201,822
Ingersoll-Rand Co. Ltd. Class A	1,568,850	54,031
Trivest 1992 Special Fund Ltd. (d)	26,600,000	532
		333,832
Road & Rail - 0.0%
CSX Corp.	500,000	13,190
TOTAL INDUSTRIALS		4,419,355
INFORMATION TECHNOLOGY - 10.1%
Communications Equipment - 1.7%
Brocade Communications System, Inc. (a)	3,471,900	26,143
Cisco Systems, Inc. (a)	40,500,000	424,440
Motorola, Inc.	20,700,000	210,726
Nokia Corp. sponsored ADR	4,291,200	56,858
QUALCOMM, Inc. (a)	5,795,700	160,077
		878,244
Computers & Peripherals - 1.6%
Dell Computer Corp. (a)	17,800,000	418,478
EMC Corp. (a)	11,516,900	52,632
International Business Machines Corp.	5,606,800	327,381
Network Appliance, Inc. (a)	3,000,000	21,990
Sun Microsystems, Inc. (a)	6,300,200	16,318
		836,799
Common Stocks - continued
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - 0.5%
Agilent Technologies, Inc. (a)	3,698,526	$ 48,303
Flextronics International Ltd. (a)	3,325,000	23,182
Thermo Electron Corp.	2,871,500	46,317
Waters Corp. (a)	5,073,600	123,035
		240,837
Internet Software & Services - 0.1%
Yahoo!, Inc. (a)	6,160,900	58,960
IT Consulting & Services - 0.0%
Accenture Ltd. Class A (a)	1,000,000	14,280
Electronic Data Systems Corp.	650,000	9,087
		23,367
Semiconductor Equipment & Products - 2.2%
Analog Devices, Inc. (a)	3,707,732	73,042
Applied Materials, Inc. (a)	6,300,000	72,765
ASML Holding NV (NY Shares) (a)	200,000	1,238
Broadcom Corp. Class A (a)	2,000,000	21,360
Intel Corp.	36,845,200	511,780
KLA-Tencor Corp. (a)	2,100,000	58,674
Linear Technology Corp.	3,053,200	63,262
Maxim Integrated Products, Inc. (a)	1,678,400	41,557
Micron Technology, Inc. (a)	6,234,000	77,115
Novellus Systems, Inc. (a)	1,000,000	20,810
Texas Instruments, Inc.	14,497,700	214,131
Xilinx, Inc. (a)	1,200,000	19,006
		1,174,740
Software - 4.0%
Adobe Systems, Inc.	5,238,600	100,057
Electronic Arts, Inc. (a)	1,354,100	89,316
Intuit, Inc. (a)	800,000	36,424
Microsoft Corp. (a)	39,822,300	1,741,827
Oracle Corp. (a)	10,395,000	81,705
PeopleSoft, Inc. (a)	2,100,000	25,977
VERITAS Software Corp. (a)	5,275,000	77,384
		2,152,690
TOTAL INFORMATION TECHNOLOGY		5,365,637
Common Stocks - continued
	Shares	Value (Note 1) (000s)
MATERIALS - 1.0%
Chemicals - 0.5%
E.I. du Pont de Nemours & Co.	7,000,000	$ 252,490
Monsanto Co.	560,022	8,563
Praxair, Inc.	500,000	25,555
		286,608
Containers & Packaging - 0.0%
Packaging Corp. of America (a)	400,000	7,004
Smurfit-Stone Container Corp. (a)	300,000	3,771
		10,775
Metals & Mining - 0.3%
Alcoa, Inc.	7,480,000	144,364
Nucor Corp.	392,400	14,872
		159,236
Paper & Forest Products - 0.2%
International Paper Co.	2,750,000	91,823
Weyerhaeuser Co.	200,000	8,754
		100,577
TOTAL MATERIALS		557,196
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 2.8%
AT&T Corp.	28,689,984	344,567
BellSouth Corp.	16,403,100	301,161
Qwest Communications International, Inc. (a)	7,802,400	17,789
SBC Communications, Inc.	13,677,214	274,912
Verizon Communications, Inc.	19,233,004	527,754
		1,466,183
Wireless Telecommunication Services - 0.3%
AT&T Wireless Services, Inc. (a)	20,877,436	86,015
Vodafone Group PLC sponsored ADR	7,264,500	93,204
		179,219
TOTAL TELECOMMUNICATION SERVICES		1,645,402
TOTAL COMMON STOCKS (Cost $47,864,714)		51,243,684
Nonconvertible Preferred Stocks - 0.0%
	Shares	Value (Note 1) (000s)
INFORMATION TECHNOLOGY - 0.0%
Computers & Peripherals - 0.0%
Ampex Corp. 8% non-cumulative redeemable preferred (Cost $1,396)	895	$ 1,396
U.S. Treasury Obligations - 0.2%
Principal Amount (000s)
U.S. Treasury Bills, yield at date of purchase 1.65% 12/5/02 (Cost $89,729)	$ 90,000	89,748
Money Market Funds - 4.3%
	Shares
Fidelity Cash Central Fund, 1.86% (b) (Cost $2,295,392)	2,295,392,494	2,295,392
TOTAL INVESTMENT PORTFOLIO - 100.5% (Cost $50,251,231)		53,630,220
NET OTHER ASSETS - (0.5)%		(242,609)
NET ASSETS - 100%		$ 53,387,611
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end. A complete listing of the fund's holdings as of its most recent fiscal year end is available upon request.
(c) Affiliated company
(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933.
Additional information on each holding is as follows:
Security	Acquisition Date	Acquisition Cost (000s)
Trivest 1992 Special Fund Ltd.	7/2/92	$ 0
Other Information
Purchases and sales of securities, other than short-term securities, aggregated $7,342,947,000 and $7,189,717,000, respectively.

The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms were $765,000 for the period.

The fund invested in securities that are not registered under the Securities Act of 1933. At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $532,000 or 0% of net assets.

Income Tax Information
At March 31, 2002, the fund had a capital loss carryforward of approximately $1,760,324,000 all of which will expire on March 31, 2010.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements

Statement of Assets and Liabilities

Amounts in thousands (except per-share amounts)	September 30, 2002

Assets
Investment in securities, at value (including securities loaned of $55,676) (cost $50,251,231) - See accompanying schedule		$ 53,630,220
Cash		2
Receivable for investments sold		190,895
Receivable for fund shares sold		49,348
Dividends receivable		73,415
Interest receivable		3,303
Other receivables		93
Total assets		53,947,276

Liabilities
Payable for investments purchased	$ 325,744
Payable for fund shares redeemed	135,620
Accrued management fee	27,724
Other payables and accrued expenses	8,191
Collateral on securities loaned, at value	62,386
Total liabilities		559,665

Net Assets		$ 53,387,611
Net Assets consist of:
Paid in capital		$ 54,190,089
Undistributed net investment income		251,278
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(4,432,785)
Net unrealized appreciation (depreciation) on investments		3,379,029
Net Assets, for 722,367 shares outstanding		$ 53,387,611
Net Asset Value and redemption price per share ($53,387,611 ÷ 722,367 shares)		$ 73.91
Maximum offering price per share (100/97.00 of $ 73.91)		$ 76.20

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Statements - continued

Statement of Operations

Amounts in thousands	Six months ended September 30, 2002
Investment Income
Dividends (including $518 received from affiliated issuers)		$ 454,679
Interest		35,574
Security lending		125
Total income		490,378
Expenses
Management fee Basic fee	$ 190,661
Performance adjustment	(388)
Transfer agent fees	63,600
Accounting and security lending fees	994
Non-interested trustees' compensation	100
Custodian fees and expenses	592
Registration fees	51
Audit	193
Legal	201
Miscellaneous	194
Total expenses before reductions	256,198
Expense reductions	(5,093)	251,105
Net investment income (loss)		239,273
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investments (including realized gain (loss) of $410 on sales of investments in affiliated issuers)	(1,792,528)
Foreign currency transactions	179
Futures contracts	(329,092)
Total net realized gain (loss)		(2,121,441)
Change in net unrealized appreciation (depreciation) on: Investment securities	(19,376,398)
Assets and liabilities in foreign currencies	72
Total change in net unrealized appreciation (depreciation)		(19,376,326)
Net gain (loss)		(21,497,767)
Net increase (decrease) in net assets resulting from operations		$ (21,258,494)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Statement of Changes in Net Assets

Amounts in thousands	Six months ended September 30, 2002	Year ended March 31, 2002
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 239,273	$ 347,980
Net realized gain (loss)	(2,121,441)	(2,042,548)
Change in net unrealized appreciation (depreciation)	(19,376,326)	979,849
Net increase (decrease) in net assets resulting from operations	(21,258,494)	(714,719)
Distributions to shareholders from net investment income	(90,516)	(351,086)
Distributions to shareholders from net realized gain	-	(614,308)
Total distributions	(90,516)	(965,394)
Share transactions Net proceeds from sales of shares	3,998,795	10,076,570
Reinvestment of distributions	88,208	943,728
Cost of shares redeemed	(7,168,248)	(11,712,580)
Net increase (decrease) in net assets resulting from share transactions	(3,081,245)	(692,282)
Total increase (decrease) in net assets	(24,430,255)	(2,372,395)

Net Assets
Beginning of period	77,817,866	80,190,261
End of period (including undistributed net investment income of $251,278 and undistributed net investment income of $107,098, respectively)	$ 53,387,611	$ 77,817,866
Other Information Shares
Sold	45,611	96,493
Issued in reinvestment of distributions	918	8,457
Redeemed	(82,956)	(113,516)
Net increase (decrease)	(36,427)	(8,566)

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Financial Highlights

	Six months ended September 30,	Years ended March 31,
	2002	2002	2001	2000	1999	1998
Selected Per-Share Data
Net asset value, beginning of period	$ 102.55	$ 104.50	$ 143.26	$ 129.75	$ 108.82	$ 80.20
Income from Investment Operations
Net investment income (loss) E	.32	.45	.37	.59	.73	.73
Net realized and unrealized gain (loss)	(28.84)	(1.14)	(34.17)	25.04	26.02	34.35
Total from investment operations	(28.52)	(.69)	(33.80)	25.63	26.75	35.08
Distributions from net investment income	(.12)	(.46)	(.27)	(.73)	(.67)	(1.25)
Distributions from net realized gain	-	(.80)	(4.69)	(11.39)	(5.15)	(5.21)
Total distributions	(.12)	(1.26)	(4.96)	(12.12)	(5.82)	(6.46)
Net asset value, end of period	$ 73.91	$ 102.55	$ 104.50	$ 143.26	$ 129.75	$ 108.82
Total Return B, C, D	(27.84)%	(.76)%	(24.22)%	21.11%	25.63%	45.41%
Ratios to Average Net Assets F
Expenses before expense reductions	.78% A	.89%	.89%	.75%	.62%	.62%
Expenses net of voluntary waivers, if any	.78% A	.89%	.89%	.75%	.62%	.62%
Expenses net of all reductions	.77% A	.88%	.88%	.74%	.60%	.61%
Net investment income (loss)	.73% A	.43%	.29%	.46%	.66%	.77%
Supplemental Data
Net assets, end of period (in millions)	$ 53,388	$ 77,818	$ 80,190	$ 109,095	$ 90,715	$ 71,968
Portfolio turnover rate	23% A	15%	24%	28%	37%	34%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Total returns do not include the effect of the sales charges.

E Calculated based on average shares outstanding during the period.

F Expense ratios reflect operating expenses of the fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from directed brokerage or other expense offset arrangements and do not represent the amount paid by the fund during periods when reimbursements or reductions occur. Expenses net of any voluntary waivers reflects expenses after reimbursement by the investment adviser but prior to reductions from directed brokerage or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the fund.

See accompanying notes which are an integral part of the financial statements.

Semiannual Report

Notes to Financial Statements

For the period ended September 30, 2002

(Amounts in thousands except ratios)

1. Significant Accounting Policies.

Fidelity Magellan Fund (the fund) is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The fund is currently closed to new accounts. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:

Security Valuation. Net asset value per share (NAV calculation) is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Equity securities for which market quotations are available are valued at the last sale price or official closing price (closing bid price or last evaluated quote if no sale has occurred) on the primary market or exchange on which they trade. If an event that is expected to materially affect the value of a security occurs after the close of an exchange or market on which that security trades, but prior to the NAV calculation, then that security will be fair valued taking the event into account. Securities (including restricted securities) for which market quotations are not readily available are valued at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Price movements in futures contracts and ADRs, market and trading trends, the bid/ask quotes of brokers and off-exchange institutional trading may be reviewed in the course of making a good faith determination of a security's fair value. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued on the basis of amortized cost. Investments in open-end investment companies are valued at their net asset value each business day.

Foreign Currency. The fund uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rate at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

1. Significant Accounting Policies - continued

Investment Transactions and Income. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, which includes amortization of premium and accretion of discount on debt securities, as required, is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the fund or are invested in a cross-section of other Fidelity funds. Deferred amounts remain in the fund until distributed in accordance with the Plan.

Income Tax Information and Distributions to Shareholders. Each year the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required. Foreign taxes are provided for based on each fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Distributions are recorded on the ex-dividend date.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the fund will treat a portion of the proceeds from shares redeemed as a distribution from net investment income for income tax purposes. Capital accounts within the financial statements are adjusted for permanent and temporary book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences will reverse in a subsequent period. These differences are primarily due to futures transactions, foreign currency transactions, partnerships, non-taxable dividends, capital loss carryforwards, and losses deferred due to wash sales and excise tax regulations.

Semiannual Report

1. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investments including unrealized appreciation (depreciation) as of period end was as follows:

Unrealized appreciation	$ 11,970,995
Unrealized depreciation	(8,939,640)
Net unrealized appreciation (depreciation)	$ 3,031,355
Cost for federal income tax purposes	$ 50,598,865

2. Operating Policies.

Repurchase Agreements. Fidelity Management and Research Company (FMR) has received an Exemptive order from the Securities and Exchange Commission which permits the fund and other affiliated entities of FMR to transfer uninvested cash balances into joint trading accounts. These accounts are then invested in repurchase agreements that are collateralized by U.S. Treasury or Government obligations. The custodian bank receives the collateral, which is marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest).

Futures Contracts. The fund may use futures contracts to manage its exposure to the stock market. Buying futures tends to increase the fund's exposure to the underlying instrument, while selling futures tends to decrease the fund's exposure to the underlying instrument or hedge other fund investments. Losses may arise from changes in the value of the underlying instruments or if the counter-parties do not perform under the contracts' terms. Gains (losses) are realized upon the expiration or closing of the futures contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Restricted Securities. The fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included under the captions "Legend" and/or "Other Information" at the end of the fund's Schedule of Investments.

3. Purchases and Sales of Investments.

Information regarding purchases and sales of securities is included under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

Notes to Financial Statements - continued

(Amounts in thousands except ratios)

4. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the fund with investment management related services for which the fund pays a monthly management fee.

The management fee is the sum of an individual fund fee rate of .30% of the fund's average net assets and a group fee rate that averaged .28% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. In addition, the management fee is subject to a performance adjustment (up to a maximum of ± .20% of the fund's average net assets over a 36 month performance period). The upward, or downward adjustment to the management fee is based on the fund's relative investment performance as compared to an appropriate benchmark index. For the period, the total annualized management fee rate, including the performance adjustment, was ..58% of the fund's average net assets.

Sales Load. For the period, Fidelity Distributors Corp. (FDC), an affiliate of FMR, received sales charges of $1,463 on sales of shares of the fund all of which was retained.

Transfer Agent Fees. Fidelity Service Company, Inc. (FSC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FSC receives account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annualized rate of .19% of average net assets.

Accounting and Security Lending Fees. FSC maintains the fund's accounting records and administers the security lending program. The security lending fee is based on the number and duration of lending transactions. The accounting fee is based on the level of average net assets for the month plus out-of-pocket expenses.

Central Funds. The fund may invest in affiliated Central Funds managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR. The Central Funds are open-end investment companies available only to investment companies and other accounts managed by FMR and its affiliates. The Central Funds seek preservation of capital and current income and do not pay a management fee. Income distributions earned by the fund are recorded as income in the accompanying financial statements and totaled $35,458 for the period.

Brokerage Commissions. The fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. The commissions paid to these affiliated firms are shown under the caption "Other Information" at the end of the fund's Schedule of Investments.

Semiannual Report

5. Committed Line of Credit.

The fund participates with other funds managed by FMR in a $3.5 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The fund has agreed to pay commitment fees on its pro rata portion of the line of credit. During the period, there were no borrowings on this line of credit.

6. Security Lending.

The fund lends portfolio securities from time to time in order to earn additional income. The fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities loaned or in gaining access to the collateral. Cash collateral is invested in cash equivalents. The value of loaned securities and cash collateral at period end are disclosed on the fund's Statement of Assets and Liabilities.

7. Expense Reductions.

Certain security trades were directed to brokers who paid $5,093 of the fund's expenses.

8. Transactions with Affiliated Companies.

An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. Transactions during the period with companies which are or were affiliates are as follows:

Summary of Transactions with Affiliated Companies
Amounts in thousands Affiliate	Purchase Cost	Sales Cost	Dividend Income	Value
Extended Stay America, Inc.	$ -	$ -	$ -	$ 74,417
Lafarge North America, Inc.	-	348	518	-
Polo Ralph Lauren Corp. Class A	-	-	-	-
TOTALS	$ -	$ 348	$ 518	$ 74,417

Semiannual Report

Report of Independent Accountants

To the Trustees and Shareholders of Fidelity Magellan Fund.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Magellan Fund at September 30, 2002 and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Magellan Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 4, 2002

Semiannual Report

Investment Adviser

Fidelity Management &
Research Company

Boston, MA

Investment Sub-Advisers

FMR Co., Inc.

Fidelity Management & Research
(U.K.) Inc.

Fidelity Management & Research
(Far East) Inc.

Fidelity Investments Japan Limited

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Shareholder
Servicing Agent

Fidelity Service Company, Inc.

Boston, MA

Custodian

State Street Bank and Trust Company Quincy, MA

Fidelity's Growth Funds

Aggressive Growth Fund

Blue Chip Growth Fund

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